Exhibit 10.1
AMENDMENT NO. 2 AND CONSENT NO. 5
     AMENDMENT NO. 2 AND CONSENT NO. 5 (this “Amendment and Consent”), dated as of November 14, 2005, under the Credit Agreement, dated as of March 31, 2004, among THE BISYS GROUP, INC., the Lenders party thereto, BANK OF AMERICA, N.A., JPMORGAN CHASE BANK, N.A., SUNTRUST BANK and WACHOVIA BANK, NATIONAL ASSOCIATION, as Documentation Agents, and THE BANK OF NEW YORK, as Administrative Agent, as amended by Amendment No. 1 and Consent No. 2, dated as of July 27, 2005 (as so amended, the “Credit Agreement”).
RECITALS
     A. Capitalized terms used herein which are not defined herein shall have the respective meanings ascribed thereto in the Credit Agreement.
     B. The Borrower failed to deliver to the Administrative Agent its Form 10-Q for the fiscal quarter ended March 31, 2005 (the “Third Quarter 10-Q”) and its Compliance Certificate for such fiscal quarter (the “Third Quarter Compliance Certificate”) by May 16, 2005, the date required by Sections 6.1(b) and 6.1(c), respectively, of the Credit Agreement. As a result of such failures, Defaults have occurred and are continuing (such failure to deliver the Third Quarter 10-Q and the Third Quarter Compliance Certificate being referred to herein collectively as the “Third Quarter Defaults”). Unless cured or waived prior to June 15, 2005, the last day of the 30 day cure period set forth in Section 8.1(e) of the Credit Agreement, the Third Quarter Defaults would have become Events of Default. Pursuant to Consent No. 1 and Waiver No. 2, dated as of June 10, 2005 (collectively, “Consent No. 1”), Amendment No. 1 and Consent No. 2, dated as of July 27, 2005 (collectively, “Amendment No. 1”) and Consent No. 3, dated as of September 13, 2005 (“Consent No. 3”), the Administrative Agent and the Lenders agreed to extend such cure period to November 15, 2005 (the “Third Quarter Cure Period Expiration Date”).
     C. In addition to the extension of the cure period in respect of the Third Quarter Defaults, pursuant to Consent No. 1 and effective as of June 20, 2005 (the “All Lender Effective Date” as defined therein), the Borrower agreed that for the period from the All Lender Effective Date until the earlier to occur of (i) the delivery of the Third Quarter Compliance Certificate and (ii) August 1, 2005, the Applicable Margin is to be calculated based on the Total Leverage Ratio as set forth in the Compliance Certificate delivered with respect to the fiscal quarter of the Borrower ended December 31, 2004 (the “December 2004 Applicable Margin”).
     D. Pursuant to Consent No. 1 and Amendment No. 1, the Borrower confirmed and agreed that notwithstanding anything contained in Consent No. 1 and Amendment No. 1, if the Applicable Margin based on the Total Leverage Ratio set forth in the Third Quarter Compliance Certificate (the “March 2005 Applicable Margin”) is higher than the December 2004 Applicable Margin, the Borrower will pay to the Administrative Agent for the account of each Lender, not later than five (5) Business Days after the delivery of the Third Quarter Compliance Certificate, the difference between interest calculated using the December 2004 Applicable Margin and interest calculated using the March 2005 Applicable Margin, in each case on the Loans of such Lender outstanding from time to time during the period from June 20, 2005 through and including August 1, 2005.
     E. The Borrower failed to deliver to the Administrative Agent its Form 10-K for the fiscal year ended June 30, 2005 (the “2005 10-K”) and its Compliance Certificate for the fiscal quarter ended June 30, 2005 (the “Fourth Quarter Compliance Certificate”) by September 28, 2005, the date required by Sections 6.1(a) and 6.1(c), respectively, of the Credit Agreement. As a result of such failures, Defaults have occurred and are continuing (such failure to deliver the 2005 10-K and the Fourth Quarter

Compliance Certificate being referred to herein collectively as the “Fourth Quarter Defaults”). Unless cured or waived prior to October 28, 2005, the last day of the 30 day cure period set forth in Section 8.1(e) of the Credit Agreement, the Fourth Quarter Defaults would have become Events of Default. Pursuant to Consent No. 3, the Administrative Agent and the Lenders agreed to extend such cure period to November 15, 2005 (the Fourth Quarter Cure Period Expiration Date”).
     F. The Borrower failed to deliver to the Administrative Agent its Form 10-Q for the fiscal quarter ended September 30, 2005 (the “First Quarter 10-Q”) and its Compliance Certificate for the fiscal quarter ended September 30, 2005 (the “First Quarter Compliance Certificate”) by November 14, 2005, the date required by Sections 6.1(b) and 6.1(c), respectively, of the Credit Agreement. As a result of such failures, Defaults have occurred and are continuing (such failure to deliver the First Quarter 10-Q and the First Quarter Compliance Certificate being referred to herein collectively as the “First Quarter Defaults”). In accordance with Section 8.1(e) of the Credit Agreement, the First Quarter Defaults will become Events of Default if the First Quarter 10-Q and the First Quarter Compliance Certificate are not delivered on or before December 14, 2005, the last day of the 30 day cure period set forth therein (the “First Quarter Cure Period Expiration Date”).
     G. Pursuant to Section 5.3(b) of the Credit Agreement, the Lenders and the Issuing Bank are not obligated to make a Loan or issue, increase, amend, renew or extend Letters of Credit under the Credit Agreement (collectively, “Credit Extensions”) after the occurrence and during the continuance of a Default.
     H. The Borrower has requested that the Administrative Agent and the Lenders (i) consent to the extension of the Third Quarter Cure Period Expiration Date in respect of the Third Quarter Defaults through and including December 15, 2005, (ii) consent to the extension of the Fourth Quarter Cure Period Expiration Date in respect of the Fourth Quarter Defaults through and including December 31, 2005, (iii) consent to the extension of the First Quarter Cure Period Expiration Date in respect of the First Quarter Defaults through and including January 31, 2006, (iv) consent to the making of Credit Extensions after the delivery of the Third Quarter 10-Q, the Third Quarter Compliance Certificate, the 2005 10-K and the Fourth Quarter Compliance Certificate (collectively, the “Credit Extension Deliverables”) notwithstanding the continuance of the First Quarter Defaults, and (v) make certain amendments to the Credit Agreement, and the Administrative Agent and the Lenders are willing to do so subject to the terms and conditions of this Amendment and Consent.
     Accordingly, in consideration of the Recitals and the covenants, conditions and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
     1. The Administrative Agent and the Lenders hereby consent to the extension of the (i) Third Quarter Cure Period Expiration Date in respect of the Third Quarter Defaults through and including December 15, 2005, (ii) Fourth Quarter Cure Period Expiration Date in respect of the Fourth Quarter Defaults through and including December 31, 2005 and (iii) First Quarter Cure Period Expiration Date in respect of the First Quarter Defaults through and including January 31, 2006.
     2. Notwithstanding the First Quarter Defaults, the Administrative Agent, the Lenders and the Issuing Bank hereby consent to the making of Credit Extensions after the delivery of the Credit Extension Deliverables, provided that at the time of the request for such Credit Extension and at the time of the making thereof all of the conditions set forth in Section 5.3 of the Credit Agreement are satisfied, other than the occurrence and continuance of the First Quarter Defaults.
The BISYS Group, Inc. Amendment No. 2 and Consent No. 5

     3. The definition of “Maturity Date” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “Maturity Date” means (i) if the Subordinated Notes have not been refinanced in full on or before January 31, 2006, January 31, 2006 and (ii) if the Subordinated Notes have been refinanced in full on or before January 31, 2006, March 31, 2008.
     4. The definition of “Consolidated Net Worth” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “Consolidated Net Worth” means, at any date of determination, (i) the sum of all amounts which would be included under shareholders’ equity on a consolidated balance sheet of the Borrower and the Subsidiaries determined on a consolidated basis in accordance with GAAP as at such date plus (ii) the amount of the SEC Penalties, to the extent that the SEC Penalties (x) otherwise reduce shareholders’ equity and (y) are accrued but not paid.
     5. The definition of “Senior Leverage Ratio” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “Senior Leverage Ratio” means, at any date of determination, the ratio of (i) Consolidated Senior Debt on such date to (ii) Consolidated Adjusted EBITDA (as adjusted in the last sentence of this definition) for the four fiscal quarter period ending on such date or, if such date is not the last day of a fiscal quarter, for the immediately preceding four fiscal quarter period. For purposes of this definition, “Consolidated Senior Debt” shall not include any Indebtedness incurred by the Borrower or any of the Subsidiaries in connection with Compensation Financings to the extent permitted by Section 7.1(a)(xi). To the extent that the SEC Penalties reduce Consolidated Net Income (and therefore Consolidated Adjusted EBITDA), for purposes of calculating the Senior Leverage Ratio (i) for each four fiscal quarter period which includes the fiscal quarter in which the SEC Penalties have been accrued but not paid, the amount thereof shall be added to Consolidated Adjusted EBITDA for such four fiscal quarter period and (ii) for each four fiscal quarter period which includes the fiscal quarter in which the SEC Penalties are paid, the amount thereof shall be deducted from Consolidated Adjusted EBITDA for such four fiscal quarter period.
     6. The definition of “Total Leverage Ratio” set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “Total Leverage Ratio” means, at any date of determination, the ratio of (i) Consolidated Total Debt on such date to (ii) Consolidated Adjusted EBITDA (as adjusted in the last sentence of this definition) for the four fiscal quarter period ending on such date or, if such date is not the last day of a fiscal quarter, for the immediately preceding four fiscal quarter period. For purposes of this definition, “Consolidated Total Debt” shall not include any Indebtedness incurred by the Borrower or any of the Subsidiaries in connection with Compensation Financings to the extent permitted by Section 7.1(a)(xi). To the
The BISYS Group, Inc. Amendment No. 2 and Consent No. 5

extent that the SEC Penalties reduce Consolidated Net Income (and therefore Consolidated Adjusted EBITDA), for purposes of calculating the Total Leverage Ratio (i) for each four fiscal quarter period which includes the fiscal quarter in which the SEC Penalties have been accrued but not paid, the amount thereof shall be added to Consolidated Adjusted EBITDA for such four fiscal quarter period and (ii) for each four fiscal quarter period which includes the fiscal quarter in which the SEC Penalties are paid, the amount thereof shall be deducted from Consolidated Adjusted EBITDA for such four fiscal quarter period.
     7. Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions thereto in their appropriate alphabetical order:
     “Information Services Group Sale” means the sale by the Borrower of all of its equity interests in BISYS Information Solutions, L.P. and BISYS Document Solutions, LLC to Open Solutions, Inc. pursuant to a Stock Purchase Agreement dated as of September 15, 2005, as amended, for approximately $470,000,000 (subject to adjustment).
     “SEC Penalties” means any penalties imposed by the Securities and Exchange Commission in connection with the investigations being conducted as of November 1, 2005.
     8. Section 7.12(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
     (d) Consolidated Net Worth. The Borrower will not permit Consolidated Net Worth as of the last day of each fiscal quarter to be less than the sum, without duplication, of (i) $685,000,000 plus (ii) 60% of Consolidated Net Income (if positive) for each fiscal quarter commencing after March 31, 2005 to the date of such determination (exclusive of any gain realized in respect of the Information Services Group Sale), plus (iii) 30% of the gain, net of taxes, realized in respect of the Information Services Group Sale, plus (iv) with respect to any issuance of by the Borrower of Equity Interests (other than treasury stock) after August 1, 2005, (A) in the case of any such issuance in connection with an acquisition, 85% of the total increase in its stockholder’s equity as a result of such acquisition and (B) in all other cases, 85% of the total net proceeds received by it from such issuance.
     9. Paragraphs 1, 2 and 4 through and including 8 hereof shall not be effective until each of the following conditions is satisfied:
     (a) the Administrative Agent (or its counsel) shall have received from Required Lenders and each of the Loan Parties either (i) a counterpart of this Amendment and Consent signed on behalf of such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment and Consent) that such Person has signed a counterpart of this Amendment and Consent;
     (b) the Administrative Agent shall have received for the account of each Lender that shall have executed and delivered this Amendment and Consent, a fee equal to 0.05% of the sum
The BISYS Group, Inc. Amendment No. 2 and Consent No. 5

of such Lender’s Revolving Commitment and the outstanding principal balance of such Lender’s Term Loan on the date hereof;
     (c) the Administrative Agent shall have received all fees and other amounts due and payable on or prior to the effectiveness of this Amendment and Consent, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Loan Documents; and
     (d) the Administrative Agent shall have received such other documentation and assurances as it shall reasonably request in connection with this Amendment and Consent and the transactions contemplated hereby.
     10. Paragraph 3 hereof shall not be effective until each of the following conditions is satisfied:
     (a) the Administrative Agent (or its counsel) shall have received from each of the Loan Parties and the Lenders either (i) a counterpart of this Amendment and Consent signed on behalf of such Person or (ii) written evidence satisfactory to the Administrative Agent (which may include telecopy transmission of a signed signature page of this Amendment and Consent) that such Person has signed a counterpart of this Amendment and Consent; and
     (b) each of the conditions set forth in subsections (b), (c) and (d) of paragraph 9 hereof shall have been satisfied.
     11. In all other respects, the Loan Documents shall remain in full force and effect, and no consent or waiver in respect of any term or condition of any Loan Document shall be deemed to be a consent or waiver in respect of any other term or condition contained in any Loan Document.
     12. Except as set forth in Paragraph 2 of this Amendment and Consent, the Borrower acknowledges that so long as the Third Quarter Defaults and the Fourth Quarter Defaults shall continue, any other Default shall occur and be continuing, or the Borrower cannot otherwise satisfy the conditions to Credit Extensions set forth in Section 5.3 of the Credit Agreement, the Borrower shall not be entitled to request Credit Extensions. The Lenders’ consent to any Credit Extension requested by the Borrower at any time during which the Lenders are not obligated to make Credit Extensions shall not be construed as a waiver of the Lenders’ right to not consent to any other Credit Extensions or a waiver of any other rights or remedies of the Credit Parties under the Loan Documents, all of which are expressly reserved.
     13. Each Loan Party hereby (i) reaffirms and admits the validity and enforceability of each Loan Document and the respective obligations of the Loan Parties thereunder, and agrees and admits that no Loan Party has any defense to or offset against any such obligation, and (ii) represents and warrants that except for the Third Quarter Defaults, Fourth Quarter Defaults and First Quarter Defaults, no Default has occurred and is continuing and that all of the respective representations and warranties of the Loan Parties contained in the Loan Documents are true and correct.
     14. By signing below, each Subsidiary Guarantor consents to this Amendment and Consent.
     15. This Amendment and Consent may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement. It shall not be necessary in making proof of this Amendment and Consent to produce or account for more than one counterpart signed by the party to be charged.
The BISYS Group, Inc. Amendment No. 2 and Consent No. 5

     16. THIS AMENDMENT AND CONSENT IS BEING DELIVERED IN AND IS INTENDED TO BE PERFORMED IN THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.
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The BISYS Group, Inc. Amendment No. 2 and Consent No. 5

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 and Consent No. 5 to the Credit Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

THE BISYS GROUP, INC.
By: /s/ Bruce D. Dalziel
Name: Bruce D. Dalziel
Title: CFO
CONSENTED TO AND AGREED:
ASCENSUS INSURANCE SERVICES, INC.
BISYS COMMERCIAL INSURANCE SERVICES, INC.
BISYS FINANCING COMPANY
BISYS FUND SERVICES OHIO, INC.
BISYS INSURANCE SERVICE HOLDING CORP.
BISYS INSURANCE SERVICES, INC.
BISYS MANAGEMENT COMPANY
BISYS PRIVATE EQUITY SERVICES, INC.
BISYS RETIREMENT SERVICES, INC.
UNIVERSAL PENSIONS, INC.
AS TO EACH OF THE FOREGOING

By: /s/ Bruce D. Dalziel
Name: Bruce D. Dalziel
Title: EVP
BISYS INFORMATION SOLUTIONS, L.P.
By: BISYS INFORMATION SOLUTIONS HOLDINGS I, INC.,
its General Partner

By: /s/ Bruce D. Dalziel
Name: Bruce D. Dalziel
Title: EVP
BISYS DOCUMENT SOLUTIONS, LLC
By: BISYS INFORMATION SOLUTIONS, L.P., its Sole Member
By: BISYS INFORMATION SOLUTIONS HOLDINGS I, INC., its General Partner

By: /s/ Bruce D. Dalziel
Name: Bruce D. Dalziel
Title: EVP
The BISYS Group, Inc. Amendment No. 2 and Consent No. 5

THE BANK OF NEW YORK, individually, as Issuing Bank, as Swingline Lender and as Administrative Agent

By: /s/ Steven L. Wexler
Name: Steven L. Wexler
Title: Vice President

CONSENTED TO AND AGREED:

BANK OF AMERICA, N.A., successor by merger to Fleet National Bank, individually and as Documentation Agent

By: /s/ Richard M. Williams
Name: Richard M. Williams
Title: Credit Products Officer

CONSENTED TO AND AGREED:

JPMORGAN CHASE BANK, individually and as Documentation Agent

By: /s/ Anne Biancardi
Name: Anne Biancardi
Title: Vice President

CONSENTED TO AND AGREED:

SUNTRUST BANK, individually and as Documentation Agent

By: /s/ Tim O’Leary
Name: Tim O’Leary
Title: Director

CONSENTED TO AND AGREED:

WACHOVIA BANK, NATIONAL ASSOCIATION, individually and as Documentation Agent

By: /s/ Karin E. Samuel
Name: Karin E. Samuel
Title: Vice President
The BISYS Group, Inc. Amendment No. 2 and Consent No. 5

CONSENTED TO AND AGREED:

KEYBANK NATIONAL ASSOCIATION

By: /s/ Jeff Kalinowski
Name: Jeff Kalinowski
Title: Senior Vice President

CONSENTED TO AND AGREED:

PNC BANK, NATIONAL ASSOCIATION

By: /s/ Michael Richards
Name: Michael Richards
Title: Senior Vice President

CONSENTED TO AND AGREED:

THE BANK OF NOVA SCOTIA

By: /s/ Todd Meller
Name: Todd Meller
Title: Managing Director

CONSENTED TO AND AGREED:

SCOTIABANC INC.

By: /s/ William E. Zarrett
Name: William E. Zarrett
Title: Managing Director

CONSENTED TO AND AGREED:

US BANK, N.A.

By: /s/ M. Scott Donaldson
Name: M. Scott Donaldson
Title: Vice President
The BISYS Group, Inc. Amendment No. 2 and Consent No. 5

CONSENTED TO AND AGREED:

ALLIED IRISH BANKS, PLC

By: /s/ Anthony O’Reilly
Name: Anthony O’Reilly
Title: Senior Vice President

By: /s/ Germaine Reusch
Name: Germaine Reusch
Title: Director

CONSENTED TO AND AGREED:

AIB DEBT MANAGEMENT LTD.

By: /s/ Anthony O’Reilly
Name: Anthony O’Reilly
Title: Senior Vice President
Investment Advisor to
AIB Debt Management, Limited

By: /s/ Germaine Reusch
Name: Germaine Reusch
Title: Director
Investment Advisor to
AIB Debt Management, Limited

CONSENTED TO AND AGREED:

FIFTH THIRD BANK (CENTRAL OHIO)

By: /s/ Christopher D. Jones
Name: Christopher D. Jones
Title: Vice President

CONSENTED TO AND AGREED:

UFJ BANK LIMITED

By: /s/ Stephen C. Small
Name: Stephen C. Small
Title: Senior Vice President
The BISYS Group, Inc. Amendment No. 2 and Consent No. 5

CONSENTED TO AND AGREED:

SUMITOMO MITSUI BANKING CORPORATION

By: /s/ Yoshiro Hyakutome
Name: Yoshiro Hyakumate
Title: Joint General Manager

CONSENTED TO AND AGREED:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: /s/ Beth C. McGinnis
Name: Beth C. McGinnis
Title: Senior Vice President

By: /s/ Elizabeth S. Collins
Name: Elizabeth S. Collins
Title: Vice President
The BISYS Group, Inc. Amendment No. 2 and Consent No. 5